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                                                                    EXHIBIT 10.3

                                 AMENDMENT NO. 2

         THIS AMENDMENT AGREEMENT NO. 2 (the "Amendment Agreement") is made and entered into as of this 1st day of April, 1998 by and among HANCOCK FABRICS, INC., a Delaware corporation (the "Borrower"), and NATIONSBANK, N.A. (formerly NationsBank of Georgia, National Association), a national banking association, in its capacity as Agent for each of the Lenders party to the Credit Agreement (as defined below) (the "Agent"), and each of the undersigned Lenders. Unless the context otherwise requires, all terms used herein without definition shall have the respective meanings assigned thereto in the Credit Agreement.

                                  WITNESSETH:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement dated as of September 20, 1993, as amended by that certain Amendment Agreement No. 1 dated as of May 31, 1995, whereby the Lenders have made available to the Borrower, a $60,000,000 revolving credit facility (as at any time hereafter amended, restated, modified or supplemented, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Agent and the Lenders make certain amendments to the Credit Agreement; and

         WHEREAS, the Agent and the Lenders are willing to so amend the Credit Agreement upon the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

         1. Credit Agreement Amendment. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows;

                  (a) The definition of "Termination Date" appearing in Section
         1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                      "Termination Date means September 20, 2000, as the
                  same may be extended from time to time in accordance with
                  Section 2.11 hereof, but in all events not later than September 20, 2002."

                  (b) Section 2.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                      "Provided Borrower shall have furnished to the Agent
                  and the Lenders the financial statements referred to in
                  Section 7.3 within the time set forth therein, the Borrower may request not sooner than thirty (30) days preceding each of September 20, 1998 and September 20, 1999, as applicable, that the Termination Date be


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            extended for an additional period of one year, provided that the
            Termination Date may not extend beyond September 20, 2002. The Agent shall notify the Borrower in writing, within sixty (60) days of such request of the decision of the Lenders of whether to extend the Termination Date. Failure by the Agent to give such notice shall constitute refusal by the Lenders to extend the Termination Date. The Termination Date shall be extended only upon written consent of all Lenders."

         2. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment Agreement, the Borrower hereby represents and warrants that the Credit Agreement has been re-examined by the Borrower and that except as disclosed by the Borrower in writing to the Agent as of the date hereof:

            (a) The representations and warranties made by the Borrower in
         Article V thereof are true on and as of the date hereof;

            (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent consolidated financial statements of the Borrower and its Subsidiaries delivered to the Agent under Section
         7.3 thereof;

            (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent consolidated financial statements of the Borrower and its Subsidiaries delivered to the Lender under Section 7.3 thereof, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

            (d) After giving effect to this Amendment Agreement, no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the other Loan Documents, either immediately or with the lapse of time or the giving of notice, or both.

         3. Conditions Precedent. The effectiveness of this Amendment Agreement is subject to the receipt by the Agent of the following:

                (i) six (6) counterparts of this Amendment Agreement duly executed by all signatories hereto;

                (ii) resolutions of the Board of Directors or other governing body of the Borrower approving this Amendment Agreement certified by the Secretary of the Borrower; and

                (iii) copies of all additional agreements, instruments and documents which the Lender may reasonably request, such documents, when appropriate to be certified by appropriate governmental authorities.


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All proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

          4. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

          5. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

          6. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereof, and all of which shall together constitute one and the same instrument.

          7. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF GEORGIA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY (i) SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF GEORGIA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY OR FOR PURPOSES OF COLLECTION AND (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

          8. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

          9. Credit Agreement. All references in any of the Loan Documents to the Credit Agreement shall mean and include the Credit Agreement as amended hereby.

         10. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders, the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    BORROWER:

                                    HANCOCK FABRICS, INC.

                                    By: /s/ Bruce D. Smith
                                        -----------------------------------
                                             Name:  Bruce D. Smith
                                                    -----------------------
                                             Title: Chief Financial Officer
                                                    -----------------------


                             Signature Page 1 of 5


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                                    NATIONSBANK, N.A. (formerly NationsBank of
                                    Georgia, National Association), as Agent for the Lenders

                                    By: /s/ Greg McCrery
                                        ---------------------------------------
                                             Name:  Greg McCrery
                                                    ---------------------------
                                             Title: Vice President
                                                    ---------------------------

                                    NATIONSBANK, N.A. (formerly NationsBank of
                                    Georgia, National Association), as Lender

                                    By: /s/ Greg McCrery
                                        ---------------------------------------
                                             Name:  Greg McCrery
                                                    ---------------------------
                                             Title: Vice President
                                                    ---------------------------


                              Signature Page 2 of 5




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                                    WACHOVIA BANK OF GEORGIA, N.A.

                                    By: /s/ C. Dee O'Dell, II
                                        ---------------------------------------
                                             Name:  Charles Dee O'Dell, II
                                                    ---------------------------
                                             Title: Senior Vice President
                                                    ---------------------------


                              Signature Page 3 of 5


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                                    SUNTRUST BANK, ATLANTA

                                    By: /s/ R. B. King
                                        ---------------------------------------
                                             Name:  Raymond B. King
                                                    ---------------------------
                                             Title: Vice President
                                                    ---------------------------

                                             /s/ Jeffrey D. Drucker
                                             ----------------------------------
                                             Jeffrey D. Drucker
                                             Banking Officer


                              Signature Page 4 of 5


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                                    BANK OF MISSISSIPPI

                                    By:  /s/ Coy Livingston
                                         --------------------------------------
                                             Name:  Coy Livingston
                                                    ---------------------------
                                             Title: Executive Vice President
                                                    ---------------------------


                              Signature Page 5 of 5